Exhibit 99.1

Earnings
Conference Call
1st Quarter 2010
May 6, 2010
Leadership Presenting Today
L
President and Chief Executive Vice President
Executive Officer Administrative Services &
Chief Financial Officer
Forward-Looking Information
Certain statements contained in this presentation, including statements with respect to future earnings, ongoing operations, and financial conditions, are forward-
looking statements within the meaning of federal securities laws and are intended to qualify for the safe harbor from liability established by the Private Securities
Litigation Reform Act of 1995.  Although IDACORP and Idaho Power Company believe that the expectations and assumptions reflected in these forward-looking statements are reasonable, these statements involve a number of risks and uncertainties, and actual results may differ materially from the results discussed in the statements.  Factors that could cause actual results to differ materially from the forward-looking statements include: the effect of regulatory decisions by the Idaho
Public Utilities Commission, the Oregon Public Utility Commission and the Federal Energy Regulatory Commission affecting our ability to recover costs and/or earn a reasonable rate of return including, but not limited to, the disallowance of costs that have been deferred; changes in and compliance with state and federal laws, policies and regulations including new interpretations by oversight bodies, which include the Federal Energy Regulatory Commission, the North American
Electric Reliability Corporation, the Western Electricity Coordinating Council, the Idaho Public Utilities Commission and the Oregon Public Utility Commission,
of existing policies and regulations that affect the cost of compliance, investigations and audits, penalties and costs of remediation that may or may not be recoverable through rates; changes in tax laws or related regulations or new interpretations of applicable law by the Internal Revenue Service or other taxing jurisdictions; litigation and regulatory proceedings, including those resulting from the energy situation in the western United States, and penalties and settlements that influence business and profitability; changes in and compliance with laws, regulations and policies including changes in law and compliance with environmental, natural resources and endangered species laws, regulations and policies and the adoption of laws and regulations addressing greenhouse gas emissions, global climate change, and energy policies; global climate change and regional weather variations affecting customer demand and hydroelectric generation; over-appropriation of surface and groundwater in the Snake River Basin resulting in reduced generation at hydroelectric facilities; construction of power generation, transmission and distribution facilities, including an inability to obtain required governmental permits and approvals, rights-of-way and siting, and risks related to contracting, construction and start-up; operation of power generating facilities, including performance below expected levels, breakdown or failure of equipment, availability of electrical transmission capacity and the availability of water, natural gas, coal, diesel and their associated delivery infrastructures; changes in operating expenses and capital expenditures, including costs and availability of materials, fuel and commodities; blackouts or other disruptions of Idaho Power Company’s transmission system or the western interconnected transmission system; population growth rates and other demographic patterns; market prices and demand for energy, including structural market changes; increases in uncollectible customer receivables; fluctuations in sources and uses of cash; results of financing efforts, including the ability to obtain financing or refinance existing debt when necessary or on favorable terms, which can be affected by factors such as credit ratings, volatility in the financial markets and other economic conditions; actions by credit rating agencies, including changes in rating criteria and new interpretations of existing criteria; changes in interest rates or rates of inflation; performance of the stock market, interest rates, credit spreads and other financial market conditions, as well as changes in government regulations, which affect the amount and timing of required contributions to pension plans and the reported costs of providing pension and other postretirement benefits; increases in health care costs and the resulting effect on medical benefits paid for employees; increasing costs of insurance, changes in coverage terms and the ability to obtain insurance; homeland security, acts of war or terrorism; natural disasters and other natural risks, such as earthquake, flood, drought, lightning, wind and fire; adoption of or changes in critical accounting policies or estimates; and new accounting, Securities and Exchange Commission or New York Stock Exchange requirements, or new interpretation or application of existing requirements.  Any such forward-looking statements should be considered in light of such factors and others noted in the companies’ Annual Report on
Form 10-K for the year ended December 31, 2009, Quarterly Report on Form 10-Q for the quarter ended March 31, 2010 and other reports on file with the
Securities and Exchange Commission. Any forward-looking statement speaks only as of the date on which such statement is made.  New factors emerge from time to time and it is not possible for management to predict all such factors, nor can it assess the impact of any such factor on the business or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement.
Earnings Contribution
IDACORP and Each IDACORP Subsidiary
In Thousands Except Per Diluted Share Amounts
Three Months
Ended March 31,
2010 2009
Earnings From:
Idaho Power Company $ 18,221 $ 19,284
IDACORP Financial Services (39) 141
Ida-West Energy 177 188
Holding Company and All Other (2,296) (729)
Net income attributable to IDACORP, Inc.
$ 16,063 $ 18,884
Weighted average outstanding shares - diluted 47,885 46,876
Earnings per diluted share $ 0.34 $ 0.40

72577-321E
16261435
FOCUS kWh
TYPE ALF FORM 2S CL200 240V 3W 60Hz TA=30 Kh 7.2
IDAHO POWER
An IDACORP Company
*NXA75306665L *
75 306 665
Landis+Gyr
PATENT PENDING

Advanced Meter Installation

Smart Grid Investment Grant

Langley Gulch

IDAHO POWER
An IDACORP Company
PACIFICORP

Memorandum of Understanding with PacifiCorp

Project Updates

IDACORP

WA
MT
OR
ID
WY
NV
UT
CO
CA
AZ
NM

BOARDMAN (GRASSLAND) SUBSTATION
BOARDMAN
CECIL
MORROW COUNTY
HEPPNER
PENDLETON
UMATILLA COUNTY
PILOT ROCK
WALLOWA COUNTY
LA GRANDE
UNION COUNTY
GILLIAM COUNTY
UKIAH
NORTH POWDER
OREGON TRAIL INTERPRETIVE CENTER
PINE CREEK
ADAMS COUNTY
OREGON
IDAHO
BAKER CITY
BAKER COUNTY
MONUMENT
KIMBERLY
WHEELER COUNTY
GRANT COUNTY
MINERAL
MIDVALE
PRAIRIE CITY
JOHN DAY
CANYON CITY
LIME
WASHINGTON COUNTY
HUNTINGTON
WEISER
BROGAN
CRYSTAL
SENECA
CROOK COUNTY
PAYETTE
PAYETTE COUNTY
ONTARIO
VALE
NEW PLYMOUTH
WESTFALL
HARPER
PARMA
SAND HOLLOW
ADRIAN
MALHEUR COUNTY
CANYON COUNTY
HOMEDALE
MARSING
NAMPA
HARNEY
BURNS
HARNEY COUNTY
HEMINGWAY SUBSTATION
MELBA
REYNOLDS
MURPHY
OWYHEE COUNTY

Boardman to
Hemingway
Transmission Line Project
Proposed Route
April 2010

$200
$180
$160
$140
$120
$100
$80
$60
$40
$20
$0
$188.8
2009 PCA
$57.9
Idaho Customer Benefit
$25.0
Base Revenue Increase
$63.7
Base Net Power Supply Expense Increase
$42.2
2010 PCA
2009
2010

Analysis of 2010 PCA Application
Filed with IPUC April 15, 2010
(Millions of Dollars)

$28
$24
$20
$16
$12
$8
$4
$0
$18.9
$8.9
($6.7)
($1.8)
($2.6)
($3.3)
($3.0)
($0.1)
$4.5
$3.0
($1.7)
$16.1
* Amounts are pre-tax
1st Quarter 2009 Actuals
Rate & Regulatory Changes*
Reduced Sales Volumes*
Payroll Related Increases*
Increased Depreciation Expenses*
Decrease in Life Insurance Gains*
Decrease in Earnings at Bridger Coal Company*
Other*
ADITC Amortization
Decrease in Income Tax Expense
Other
1st Quarter 2010 Actuals

1
st
 Quarter 2009 to
1
st
 Quarter 2010 Net Income
(Millions)
Credit Ratings
Standard and
Moody’s Fitch Ratings
Poor’s
Idaho Idaho
IDACORP Idaho Power IDACORP IDACORP
Power Power
Corporate Credit Rating
(1)
BBB BBB Baa1 Baa2 BBB BBB
Senior Secured Debt
A- None A2 None A- None
Senior Unsecured Debt
BBB None Baa1 Baa2 BBB+ None
Short-Term Tax-Exempt Debt
BBB/A-2 None Baa1/VMIG-2 None None None
Commercial Paper
A-2 A-2 P-2 P-2 F2 F2
Credit Facility
None None Baa1 Baa2 None None
Rating Outlook
Stable Stable Stable Stable Stable Stable
Date of Last Action
February 24, 2010 March 30, 2010 April 22, 2010
(1)
Fitch refers to its rating comparable to the Corporate Credit Rating as the “Long-Term Issuer Default Rating”.
These security ratings reflect the views of the rating agencies. An explanation of the significance of these ratings may be obtained from each rating agency. Such ratings are not a recommendation to buy, sell or hold securities. Any rating can be revised upward or downward or withdrawn at any time by a rating agency if it decides that the circumstances warrant the change. Each rating should be evaluated independently of any other rating.
Key Financial & Operating
Metrics and 2010 Earnings Guidance
2010 Estimates
Key Financial & Operating Metrics Current Previous
Idaho Power Operations &   Maintenance Expense (millions)
No Change $295 - $305
Idaho Power Capital Expenditures (millions)
No Change $355 - $365
Idaho Power Hydroelectric Generation (million MWh)
No Change 6.5 - 8.5
Non-Regulated Subsidiary Earnings and
Holding Company Expenses (millions)
No Change $0 - $3
2010 Earnings Guidance $2.65 - $2.80 per diluted share
Questions?
Contact Information
Analysts & Investors Media
Lawrence F. Spencer Echo Chadwick
Director of Investor Relations Director of Corporate Communication
(208) 388-2664 (208) 388-6654
LSpencer@idacorpinc.com EChadwick@idahopower.com
Webcast and presentation archived on WWW.IDACORPINC.COM